SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of

                   the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):

                             December 11, 1995


                         FOODBRANDS AMERICA, INC.
         (Exact name of registrant as specified in its charter)


     DELAWARE                0-20499                 13-2535513
  (State or other          (Commission             (IRS Employer
  Jurisdiction of          File Number)            Identification
   Incorporation)                                     Number)


                     1601 N.W. Expressway, Suite 1700
                       Oklahoma City, Oklahoma 73118
           (Address of principal executive office)  (Zip Code)

 Registrant's telephone number including area code (405) 879-4100

                     2601 N.W. Expressway, Suite 1000W
                      Oklahoma City, Oklahoma  73112
                      (former address of registrant)

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Item 2.  Acquisition or Disposition of Assets.

          KPR. On December 11, 1995, Foodbrands America, Inc. (the "Company") acquired KPR Holdings, L.P., a Delaware limited partnership ("KPR"), pursuant to a Purchase Agreement between the Company and KPR Holdings, Inc. ("Holdings") and each of the individual shareholders of RKR-GP, Inc. ("RKR") named therein.

          KPR operates two food manufacturing facilities, one of which is owned and located in Dallas, Texas and the other of which is leased and located in Fort Worth, Texas. These facilities produce pizza toppings, soups, sauces and side dishes principally for the casual dining and pizza restaurant sectors. Following the acquisition, KPR will continue to operate with its existing management as a separate and distinct entity in the manufacture of these custom-formulated foods.

          Pursuant to the KPR Purchase Agreement, the Company paid Holdings and the shareholders of RKR approximately $28 million in cash at closing, delivered a promissory note in the amount of $50 million, which is payable on January 16, 1996, and paid off approximately $19 million of KPR's debt.

          In addition to the cash payment and the promissory note, the shareholders of RKR and Holdings may receive a contingent purchase price which will be based on the earnings of KPR through the end of fiscal 1995. This contingent purchase price will only be payable in full if certain predefined earnings levels of KPR are obtained over the next three fiscal years.

          The transaction was accomplished through arms-length negotiations between the management of the Company, Holdings and representatives of the shareholders of RKR. There was no material relationship between Holdings and the shareholders of RKR and the Company, or any of its affiliates, any director or officer of the Company or any associate of any such director or officer of the Company, prior to this transaction.

          To finance the acquisition, as well as other acquisitions, the Company entered into a new $320 million senior secured credit facility with Chemical Bank, a New York banking corporation, as agent, and Citibank, N.A., as managing agent, and other qualified banks as described in Item 5 below.

          TNT. On December 18, 1995, the Company acquired TNT Crust, Inc. ("TNT") pursuant to a Stock Purchase Agreement between TNT, the shareholders of TNT named therein and the Company, dated November 22, 1995. TNT is a manufacturer of partially baked pizza crust and has two manufacturing facilities located in Green Bay, Wisconsin. Simultaneously with this acquisition, TNT was merged into an existing subsidiary of the Company and will be operated as a separate division of that subsidiary. The transaction to acquire TNT was accomplished through arms-length negotiations between the management of the Company and the shareholders of TNT. There was no material relationship between the shareholders of TNT and the Company, or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

          In addition, the shareholders of TNT are entitled to an additional contingent purchase price of up to $6.5 million. The contingent payment is payable only if certain future financial targets are achieved.

          The Company paid approximately $32 million in cash at closing to the shareholders of TNT and assumed and paid off approximately $24 million of other indebtedness and obligations of TNT at closing. The funding of the purchase was accomplished through borrowings under the $320 million senior secured credit facility described in Item 5, below.

Item 5.  Other Events.

          On December 11, 1995, the Company entered into a new senior secured credit facility aggregating $320 million (the "Credit Agreement"), with Chemical Bank, a New York banking corporation ("Chemical"), as Administrative Agent and Issuing Lender, Citibank, N.A., as Managing Agent, and the other financial institutions named therein. The Credit Agreement consists of three tranches: (i) a $145 million term loan facility; (ii) a $100 revolving acquisition loan facility, and
(iii) a $75 million revolving working capital loan facility. The Company's obligations under the Credit Agreement are secured by a pledge of substantially all of the assets of the Company and its subsidiaries and have been guaranteed by each of the Company's subsidiaries. Concurrently with establishing the new Credit Agreement, the Company terminated its existing credit facility with Chemical, as Agent, and other lenders thereto (the "Prior Credit Facility"). The terms, covenants and restrictions contained in the Credit Agreement are substantially similar to the terms, covenants and restrictions contained in the Prior Credit Facility.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.
          Providing the financial statements of KPR and TNT and the manually signed accountants' report thereon required by Item 7(a) are not practical at the time of this report on Form 8-K. Such financial statements and accountants' reports are expected to be filed on or before January 31, 1996, by amendment to this Form 8-K.

     (b)  Pro Forma Financial Information.
          Providing the pro forma financial information of KPR and TNT is not practical at the time of this report on Form 8-K. Such pro forma financial information is expected to be filed on or before January 31, 1996, by amendment to this Form 8-K.

     (c)  Exhibits.

          (1) Purchase Agreement, dated as of November 14, 1995, by and among KPR Holdings, Inc., the Shareholders of RKR-GP, Inc. and the Company.

          (2)  Stock Purchase Agreement, dated as of November 22,
               1995, by and among TNT Crust, Inc., the
               Shareholders of TNT Crust, Inc. and the Company.

          (3) First Amendment to Stock Purchase Agreement, dated as of December 11, 1995, by and among TNT Crust, Inc., the Shareholders of TNT Crust, Inc. and the
               Company.

          (4) Second Amendment to Stock Purchase Agreement, dated as of December 14, 1995, by and among TNT
               Crust, Inc., the Shareholders of TNT Crust,
               Inc. and the Company.

          (5) Credit Agreement, dated as of December 11, 1995, among the Company, Chemical Bank and Citibank,
               N.A.

          (6) Security Agreement, dated as of December 11, 1995, among the Company and Chemical Bank.

          (7) Pledge Agreement, dated as of December 11, 1995, among the Company and Chemical Bank.

          (8)  Guarantee Agreement, dated as of December 11,
               1995, among the Company and Chemical Bank.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FOODBRANDS AMERICA, INC.


                                   By:\S\ William L. Brady
                                        William L. Brady
                                        Vice President and
                                        Controller

Date:     December 22, 1995

                               EXHIBIT INDEX


Exhibit
Number         Description                               Page No.

  2.1          Purchase Agreement, dated as of               8
               November 14, 1995, by and among
               KPR, the Shareholders of RKR
               and the Company.

  2.2          Stock Purchase Agreement, dated as of        69
               November 22, 1995, by and among
               TNT, the Shareholders of TNT and
               the Company.

  2.3          First Amendment to Stock Purchase           133
               Agreement, dated as of December 11,
               1995, by and among TNT Crust, Inc.,
               the Shareholders of TNT Crust, Inc.
               and the Company.

  2.4          Second Amendment to Stock Purchase        136
               Agreement, dated as of December 14,
               1995, by and among TNT Crust, Inc.,
               the Shareholders of TNT Crust, Inc.
               and the Company.

 10.1          Credit Agreement, dated as of             138
               December 11, 1995, among the
               Company, Chemical Bank and
               Citibank, N.A.

 10.2          Security Agreement, dated as of           263
               December 11, 1995, among the
               Company and Chemical Bank

 10.3          Pledge Agreement, dated as of             289
               December 11, 1995, among the
               Company and Chemical Bank

 10.4          Guarantee Agreement, dated as of          314
               December 11, 1995, among the
               subsidiaries of the Company and
               Chemical Bank